SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                AMENDMENT TO CURRENT REPORT DATED JULY 16, 1996


                  Filed pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                           ORION CAPITAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         1-7801          95-6069054
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(State or Other Jurisdiction   (Commission      (I.R.S. Employer
 of Incorporation)             File Number)     Identification No.)

600 Fifth Avenue, New York, New York              10020-2302
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 332-8080
                                                     -------------


        Not Applicable
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  (Former Name or Former Address, if Changed Since  Last Report)

          The undersigned registrant hereby amends the following items of its Current Report on Form 8-K dated July 16, 1996, as set forth in the pages attached hereto:

          Item 7(b) Pro Forma Financial Information

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ORION CAPITAL CORPORATION



Date:     September 13, 1996      By:   /s/  Michael P. Maloney
                                     --------------------------
                                     Name:   Michael P. Maloney
                                     Title:  Vice President, General
                                             Counsel and Secretary

                       FORM 8-K INDEX


Item 7(b)  Pro Forma Financial Information

     The following unaudited pro forma financial information for Orion Capital Corporation and Subsidiaries is included in this report:

Page
- ----
 3    Basis of Presentation

 4 Pro forma Consolidated Statement of Earnings (Unaudited) for the Six Months Ended June 30, 1996

 5 Pro Forma Consolidated Statement of Earnings (Unaudited) for the Six Months Ended June 30, 1995

 6 Pro Forma Consolidated Statement of Earnings (Unaudited) for the Year Ended December 31, 1995

 7    Notes to the Pro Forma Financial Information

Item 7(b)  Pro Forma Financial Information

Basis of Presentation

      The following unaudited pro forma financial information has been prepared as if the 4,600,000 shares of Guaranty National Corporation ("Guaranty National") common stock purchased for cash by Orion Capital Corporation and subsidiaries ("Orion") on July 2, 1996 pursuant to Orion's tender offer, and an additional 120,000 shares purchased in the open market on July 17, 1996, were acquired on January 1, 1996 with respect to the information presented for the six months ended June 30, 1996 and on January 1, 1995 for the information presented for the six months ended June 30, 1995 and the year ended December 31, 1995. These purchases were recorded by Orion as of June 30, 1996. The "Orion Historical" information for the first six months of 1996 includes the revenues and expenses of Guaranty National on a consolidated basis, and minority interest expense for the portion of Guaranty National's earning attributable to the shares not owned by Orion during that period. The consolidation of Guaranty National's results had no impact on net earnings for the first six months of 1996. The "Guaranty National Historical" information presented for the 1995 periods is presented on a pro forma basis as if the purchase of Viking Insurance Holdings, Inc. by Guaranty National on July 18, 1995 had occurred at the beginning of 1995.

      The pro forma financial information is presented for informational purposes only, and should not be construed to be indicative of the actual results of operations that will occur in periods after the purchase. Pro forma balance sheet information is not presented since the June 30, 1996 Balance Sheet included in Orion's most recent Form 10-Q includes Guaranty National on a consolidated basis as well as the effects of the purchase of the Guaranty National shares.

                  ORION CAPITAL CORPORATION AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
                        SIX MONTHS ENDED JUNE 30, 1996
               (000s omitted - except for per common share data)

                                                   Adjustments
                                        Orion          and            Orion
                                      Historical   Eliminations     Pro Forma
                                      ----------   ------------     ---------
Revenues:
  Premiums earned                      $621,511                      $621,511
  Net investment income                  70,793    $(1,912) (1)(2)     68,881
  Realized investment gains              11,126                        11,126
  Other income                           11,533       (325) (2)        11,208
                                       --------    -------           --------
                                        714,963     (2,237)           712,726
                                       --------    -------           --------

Expenses:
  Losses incurred                       342,804                       342,804
  Loss adjustment expenses               88,506                        88,506
  Amortization of deferred policy
    acquisition costs                   165,249                       165,249
  Other insurance expenses               15,533                        15,533
  Dividends to policyholders              8,892                         8,892
  Interest expense                       12,318                        12,318
  Other expenses                         23,155     (2,177) (4)(5)     20,978
                                       --------    -------           --------
                                        656,457     (2,177)           654,280
                                       --------    -------           --------

Earnings before equity in loss of
  affiliate, federal income taxes
  and minority interest expense          58,506        (60)            58,446

Equity in loss of affiliate                (721)                         (721)
                                       --------    -------           --------
Earnings before federal income taxes
  and minority interest expense          57,785        (60)            57,725

Federal income taxes                     13,767     (1,870) (7)        11,897
Minority interest expense                 5,558     (3,132) (8)         2,426
                                       --------    -------           --------

  Net earnings                         $ 38,460    $ 4,942           $ 43,402
                                       ========    =======           ========

  Net earnings per common share        $   2.76                      $   3.12
                                       ========                      ========

  Weighted average number of common
    shares and equivalents
    outstanding                          13,923                        13,923
                                       ========                      ========

                 See Notes to Pro Forma Financial Information

                                           - 4 -

                        ORION CAPITAL CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
                              SIX MONTHS ENDED JUNE 30, 1995
                     (000s omitted - except for per common share data)

                                                  Guaranty    Adjustments
                                      Orion       National        and              Orion
                                    Historical   Historical   Eliminations       Pro Forma
                                    ----------   ----------   ------------       ---------
Revenues:
  Premiums earned                    $361,767     $233,393                        $595,160
  Net investment income                48,288       16,880    $ (3,182) (1)(2)
                                                                        (3)         61,986
  Realized investment gains             3,286          359                           3,645
  Other income                            567           22        (275) (2)            314
                                     --------     --------    --------            --------
                                      413,908      250,654      (3,457)            661,105
                                     --------     --------    --------            --------

Expenses:
  Losses incurred                     194,555      132,213                         326,768
  Loss adjustment expenses             57,505       24,828                          82,333
  Amortization of deferred policy
    acquisition costs                  93,366       45,908                         139,274
  Other insurance expenses             10,208       26,481                          36,689
  Dividends to policyholders            8,465            -                           8,465
  Interest expense                      7,034        4,492      (1,010) (3)         10,516
  Other expenses                        5,310          526         (14) (5)          5,822
                                     --------     --------    --------            --------
                                      376,443      234,448      (1,024)            609,867
                                     --------     --------    --------            --------

Earnings before equity in earnings
  of affiliates, federal income
  taxes and minority interest
  expense                              37,465       16,206      (2,433)             51,238

Equity in earnings of affiliates        5,817            -      (5,295) (6)            522
                                    --------     --------    --------            --------
Earnings before federal income taxes
  and minority interest expense        43,282       16,206      (7,728)             51,760

Federal income taxes                   10,171        3,778      (2,352) (7)         11,597
Minority interest expense                   -            -       2,357  (8)          2,357
                                     --------     --------    --------            --------
  Net earnings                       $ 33,111     $ 12,428    $ (7,733)           $ 37,806
                                     ========     ========    ========            ========

  Net earnings per common share      $   2.33                                     $   2.66
                                     ========                                     ========

  Weighted average number of common
    shares and equivalents
    outstanding                        14,191                                       14,191
                                     ========                                     ========

                       See Notes to Pro Forma Financial Information

                                           - 5 -

                        ORION CAPITAL CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
                               YEAR ENDED DECEMBER 31, 1995
                     (000s omitted - except for per common share data)

                                                  Guaranty    Adjustments
                                      Orion       National        and              Orion
                                    Historical   Historical   Eliminations       Pro Forma
                                    ----------   ----------   ------------      ----------
Revenues:
  Premiums earned                    $749,003     $474,144                      $1,223,147
  Net investment income                99,040       35,283    $(5,546) (1)(2)
                                                                       (3)         128,777
  Realized investment gains            11,885        3,291                          15,176
  Other income                         14,352            -       (595) (2)          13,757
                                     --------     --------    -------           ----------
                                      874,280      512,718     (6,141)           1,380,857
                                     --------     --------    -------           ----------
Expenses:
  Losses incurred                     388,409      297,035                         685,444
  Loss adjustment expenses            123,824       53,584                         177,408
  Amortization of deferred policy
    acquisition costs                 195,481      110,039                         305,520
  Other insurance expenses             21,562       32,518                          54,080
  Dividends to policyholders           21,790            -                          21,790
  Interest expense                     15,943        8,447     (1,456) (3)          22,934
  Other expenses                       24,740        1,668        (28) (5)          26,380
                                     --------     --------    -------           ----------
                                      791,749      503,291     (1,484)           1,293,556
                                     --------     --------    -------           ----------

Earnings before equity in earnings
  of affiliates, federal income
  taxes and minority interest
  expense                              82,531        9,427     (4,657)              87,301

Equity in earnings of affiliates        5,504            -     (4,466) (6)           1,038
                                     --------     --------    -------           ----------
Earnings before federal income
  taxes and minority interest
  expense                              88,035        9,427     (9,123)              88,339

Federal income taxes                   20,413        1,662     (2,650) (7)          19,425
Minority interest expense                   -            -      1,467  (8)           1,467
                                     --------     --------    -------           ----------
  Net earnings                       $ 67,622     $  7,765    $(7,940)          $   67,447
                                     ========     ========    =======           ==========

  Net earnings per common share      $   4.77                                   $     4.75
                                     ========                                   ==========

  Weighted average number of common
    shares and equivalents
    outstanding                        14,187                                       14,187
                                     ========                                     ========

                       See Notes to Pro Forma Financial Information

                                           - 6 -

                  ORION CAPITAL CORPORATION AND SUBSIDIARIES
                   NOTES TO PRO FORMA FINANCIAL INFORMATION


      1) Net investment income has been reduced by $2,237,000 for the six-month periods ended June 30, 1996 and 1995, and by $4,475,000 for the year ended December 31, 1995, to reflect a reduction in short-term investments of $89,494,000 for the aggregate cost, including tender offer expenses, of purchasing the Guaranty National shares, assuming a short-term investment rate of 5.0%.

      2) Net investment income was increased and other income was reduced by $325,000 and $275,000 for the six-month periods ended June 30, 1996 and 1995, respectively, and by $595,000 for the year ended December 31, 1995, to eliminate investment management fees paid to Orion by Guaranty National.


      3) Net investment income and interest expense were reduced by $806,000 and $1,101,000 for interest on Guaranty National subordinated notes held by Orion, and by $204,000 and $355,000 for interest on an Orion mortgage participation loan held by Guaranty National, for the six months ended June 30, 1995 and the year ended December 31, 1995, respectively. The subordinated notes were converted into Guaranty National common stock in June and October of 1995, and the mortgage participation loan matured in November 1995.

      4) Other expenses were reduced by $2,163,000 for one-time costs recorded by Guaranty National in connection with Orion's tender offer for Guaranty National shares in the first six months of 1996.

      5) The excess of cost over the fair value of the 31.5% interest in Guaranty National's net assets acquired in July 1996 was $9,080,000, after the reversal of $21,547,000 of deferred taxes, and will be amortized over 28 years, which is the remaining amortization period for goodwill recorded upon Orion's initial investment in Guaranty National. The difference between the amortization of the goodwill resulting from the purchase of the Guaranty National shares and Guaranty National's amortization of its previously existing goodwill was $14,000 for the six-month periods ended June 30, 1996 and 1995, and $28,000 for the year ended December 31, 1995.

      6) Orion's investment in slightly less than 50% of Guaranty National was recorded using the equity method for 1995. The pro forma financial information for 1995 includes Guaranty National's results on a consolidated basis, and Orion's equity in the earnings of Guaranty National has been eliminated.

      7) The Federal income tax effects of the taxable pro forma adjustments, including the reversal of deferred taxes recorded on Orion's undistributed equity earnings from Guaranty National, were calculated using the applicable marginal tax rates.

      8) Minority interest expense has been adjusted to reflect a 19% minority shareholder interest in Guaranty National Corporation for all periods.

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